UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02280)

Exact name of registrant as specified in charter:	Putnam Convertible Securities Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2023

Date of reporting period:	November 1 , 2022 – October 31, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Convertible Securities Fund

Annual report
10 | 31 | 23

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PCONX

Putnam
Convertible Securities
Fund

Annual report
10 | 31 | 23

Message from the Trustees

December 12, 2023

Dear Fellow Shareholder:

The U.S. economy has defied expectations of a recession year to date, with the pace of growth picking up speed in the third quarter. At the same time, volatility in financial markets has increased. Stock prices fell in late summer and early fall. Bond prices also declined during this time, while yields, which move in the opposite direction, rose. In October 2023, the 10-year U.S. Treasury yield, a key benchmark for setting mortgage rates, briefly rose above 5% for the first time since 2007.

Markets have been pressured by inflation, which has moderated but remains above the U.S. Federal Reserve’s target rate of 2%. In its continuing effort to bring down inflation, the Fed has indicated short-term interest rates will remain high heading into next year. This restrictive policy may keep the risk of recession alive in 2024 unless the U.S. economy slows without contracting.

Your investment team is analyzing shifting market conditions, actively navigating risks, and identifying attractive opportunities for your fund. An update on your fund is in the report that follows.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Lipper peer group median is provided by Lipper, an LSEG company.

* The fund’s benchmark, the ICE BofA U.S. Convertible Index, was introduced on 12/31/87, which post-dates the inception of the fund’s class A shares. The Lipper category median return for the life-of-fund period is not shown because the fund was the sole member of the category over that period.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/23. See above and pages 7–10 for additional fund performance information. Index descriptions can be found on page 12.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 Convertible Securities Fund

What were market conditions in the U.S. convertible market during the 12-month reporting period ended October 31, 2023?

Convertible securities faced difficult market conditions. Rising interest rates, inflation, U.S. debt concerns, and fears of a recession weighed on investor sentiment for much of the period. More recently, a growing realization that interest rates might stay higher for longer pushed bond yields to their highest levels in more than a decade. Elevated geopolitical tensions, particularly in the Middle East, Russia, and Ukraine, further heightened market uncertainty.

In July 2023, the Federal Reserve raised interest rates by 0.25% to a range of 5.25%–5.50%. The Fed left its benchmark rate unchanged at the September 2023 meeting, but its commentary took on a more hawkish tone. The Fed suggested another interest-rate hike was possible before the end of 2023. Policymakers also indicated the need to keep interest rates high well into 2024 to ensure inflation drops back down to its 2% target rate, and that when rates eventually come down, it may happen more slowly than previously projected. Yields on U.S. Treasuries rose, and prices fell further, as investors ratcheted up their expectations

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Allocations are shown as a percentage of the fund’s net assets as of 10/31/23. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time. Due to rounding, percentages may not equal 100%.

The table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/23. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Convertible Securities Fund

for the Fed’s terminal interest rate. This amplified recession concerns and weighed on interest-rate-sensitive investments. Following the close of the period, the Fed maintained its policy rate but affirmed another increase may be necessary to bring inflation down to its 2% target given the strength of the labor market.

Despite the challenging fundamental backdrop, large-cap equities turned in solid performance, outperforming fixed income for the 12 months ended October 31, 2023. Large-cap growth stocks, led by a concentrated set of technology companies, fueled the rally. Positive earnings reports and data showing inflation easing in the second half of the period also contributed to an improvement in market sentiment. However, the Russell 2000 Index, a broad-based measure of U.S. small-cap equity performance, returned –8.56% due to market pressures.

With the Fed suggesting it was nearing the end of its interest-rate hiking cycle in the final months of the period, fixed income recovered much of its earlier losses. The Bloomberg U.S. Aggregate Bond Index, a broad measure of U.S. fixed income markets, returned 0.36% for the 12-month period. The convertible market, as measured by the ICE BofA U.S. Convertible Index, the fund’s benchmark, registered a modest loss of –0.48%.

How did the fund perform during the reporting period?

The fund’s class A share performance at net asset value was –2.00% for the 12 months ended October 31, 2023. This was lower than the ICE BofA U.S. Convertible Index return of –0.48% and the –1.97% median return of funds ranked within its Lipper peer group, Convertible Securities Funds.

At the sector level, security selection within industrials was the top contributor to relative performance. A sector overweight to consumer discretionary also aided relative returns, especially companies positioned to benefit from consumers returning to more normalized levels of travel. An overweight to and security selection within communication services contributed as well.

Security selection within the energy sector was the largest detractor from relative returns. This was largely due to not owning one highly equity-sensitive convertible issuer whose underlying equity outperformed the market during the period. Security selection within health care also detracted from relative performance. The fund’s underweight exposure to and security selection within financials weighed on relative performance amid rising interest rates.

What investments detracted most from returns relative to the benchmark during the reporting period?

An underweight exposure to Carnival Corporation weighed on benchmark-relative performance. Stronger-than-expected pent-up demand from consumers and consumers’ excess savings fueled travel demand.

Given investors’ penchant for artificial intelligence [AI] technology during the period, AI-related companies rallied. The fund’s lack of exposure to MicroStrategy, which provides business intelligence, mobile software, and cloud-based services, weighed on benchmark-relative results. The underlying equity rose over 50% due to a rally in the price of bitcoin. The company is a large holder of the cryptocurrency. We chose to own other AI companies, including NVIDIA, an out-of-benchmark company that rose over 200% during the period.

The fund also didn’t own Transocean, an offshore drilling company and benchmark holding. The company has a high debt-to-equity ratio, and its debt securities are illiquid. Transocean performed well because it is highly

Convertible Securities Fund 5

levered to energy prices, which rose significantly during the period. The rise in energy prices also led to expectations for a resurgence in offshore drilling.

What investments aided the fund’s performance?

An overweight position in NVIDIA was the top contributor to benchmark-relative performance. NVIDIA produces graphics processing units [GPUs] that are used for gaming and entertainment as well as for AI. NVIDIA is currently one of the few suppliers of the GPUs needed to run generative AI. We believe the company will continue to benefit from growth in generative AI, which is advancing at a remarkable pace, in our view, and leverages massive computing power. NVIDIA is already generating $15 billion — about 50% of its total revenues — from AI-related demand.

An overweight position in Booking Holdings, a travel technology company, was another significant performer. The company’s brands, which include Booking.com, Priceline.com, Rentalcars.com, Kayak, and OpenTable, rallied on the strength of the travel sector. We continue to view Booking Holdings favorably given its very high levels of return on invested capital and management’s continued execution on revenue growth and expansion.

The fund’s overweight exposure to Chart Industries relative to the benchmark also boosted performance for the 12-month period. A provider of aftermarket services for industrial gas, liquid natural gas [LNG], and water products and systems, Chart develops solutions to transition to a low-carbon energy future. Chart’s management team secured major contract wins in Europe for its LNG, which is perceived as a cleaner fuel than coal or oil.

What is your outlook for the convertible market?

We have a cautious view of global equities and corporate credit, with an expectation for continued bouts of volatility. Macroeconomic forces of sustained inflation, hawkish central banks, moderating growth, and tighter credit conditions remain considerable headwinds for both fundamentals and market technicals.

Valuations are attractive, in our view. We believe the convertible market is more balanced in terms of convexity than it has been in many years and maintains a modest level of statistical cheapness. In our view, convertibles are positioned for positive relative returns given their moderately positive equity sensitivity, and our belief the Fed may be nearing the end of this interest-rate hiking cycle.

Thank you, gentlemen, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Of special interest

The fund, which seeks, with equal emphasis, current income and capital appreciation, raised its quarterly distribution rate per class A shares from $0.044 to $0.055 in June 2023. The higher yields on the bonds held in the fund translated into more income earned in the portfolio given the high interest-rate environment. Similar increases were made to other share classes.

6 Convertible Securities Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2023, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class I, R, R6, and Y shares are not available to all investors.

Annualized fund performance Total return for periods ended 10/31/23

	Life of fund	10 years	5 years	3 years	1 year
Class A (6/29/72)
Before sales charge	9.38%	6.64%	7.71%	–0.69%	–2.00%
After sales charge	9.25	6.01	6.44	–2.63	–7.63
Class B (7/15/93)
Before CDSC	9.21	6.01	6.90	–1.43	–2.72
After CDSC	9.21	6.01	6.65	–2.13	–7.54
Class C (7/26/99)
Before CDSC	9.25	6.00	6.90	–1.44	–2.76
After CDSC	9.25	6.00	6.90	–1.44	–3.72
Class I (3/3/15)
Net asset value	9.54	7.02	8.11	–0.33	–1.64
Class R (12/1/03)
Net asset value	9.11	6.37	7.44	–0.94	–2.25
Class R6 (5/22/18)
Net asset value	9.52	6.95	8.05	–0.37	–1.68
Class Y (12/30/98)
Net asset value	9.51	6.91	7.97	–0.45	–1.80

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class I, R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class I and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class I and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

Convertible Securities Fund 7

Comparative annualized index returns For periods ended 10/31/23

	Life of fund	10 years	5 years	3 years	1 year
ICE BofA U.S. Convertible
Index	—*	8.12%	8.73%	1.80%	–0.48%
Lipper Convertible Securities
Funds category median	—†	6.68	7.83	–0.28	–1.97

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Lipper peer group median is provided by Lipper, an LSEG company.

* The fund’s benchmark, the ICE BofA U.S. Convertible Index, was introduced on 12/31/87, which post-dates the inception of the fund’s class A shares.

† Over the 1-year, 3-year, 5-year, and 10-year periods ended 10/31/23, there were 79, 76, 73, and 57 funds, respectively, in this Lipper category. The Lipper category median return for the life-of-fund period is not shown because the fund was the sole member of the category over that period.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $17,918 and $17,914, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class I, R, R6, and Y shares would have been valued at $19,717, $18,544, $19,577, and $19,499, respectively.

8 Convertible Securities Fund

Fund price and distribution information For the 12-month period ended 10/31/23

Distributions	Class A		Class B	Class C	Class I	Class R	Class R6	Class Y
Number	4		3	4	4	4	4	4
Income	$0.284		$0.094	$0.118	$0.364	$0.231	$0.356	$0.340
Capital gains
Long-term gains	0.100		0.100	0.100	0.100	0.100	0.100	0.100
Short-term gains	—		—	—	—	—	—	—
Total	$0.384		$0.194	$0.218	$0.464	$0.331	$0.456	$0.440
	Before	After	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value
10/31/22	$21.59	$22.91	$20.73	$21.05	$21.62	$21.43	$21.58	$21.57
10/31/23	20.79	22.06	19.98	20.26	20.82	20.63	20.78	20.76
	Before	After	Net	Net	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value	value	value
Current dividend rate[1]	1.06%	1.00%	0.08%	0.26%	1.44%	0.81%	1.41%	1.33%
Current 30-day
SEC yield[2]	N/A	2.98	2.41	2.40	3.56	2.90	3.49	3.41

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Convertible Securities Fund 9

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 9/30/23

	Life of fund	10 years	5 years	3 years	1 year
Class A (6/29/72)
Before sales charge	9.48%	7.31%	7.14%	0.36%	6.13%
After sales charge	9.36	6.68	5.88	–1.60	0.03
Class B (7/15/93)
Before CDSC	9.31	6.67	6.34	–0.39	5.33
After CDSC	9.31	6.67	6.09	–1.09	0.33
Class C (7/26/99)
Before CDSC	9.35	6.67	6.35	–0.38	5.37
After CDSC	9.35	6.67	6.35	–0.38	4.37
Class I (3/3/15)
Net asset value	9.64	7.70	7.54	0.73	6.51
Class R (12/1/03)
Net asset value	9.21	7.04	6.87	0.11	5.87
Class R6 (5/22/18)
Net asset value	9.62	7.62	7.48	0.68	6.49
Class Y (12/30/98)
Net asset value	9.62	7.58	7.41	0.62	6.41

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 10/31/22	1.03%	1.78%	1.78%	0.68%	1.28%	0.72%	0.78%
Annualized expense ratio for the
six-month period ended 10/31/23	1.05%	1.80%	1.80%	0.69%	1.30%	0.73%	0.80%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

10 Convertible Securities Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/23 to 10/31/23. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class I	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.20	$8.90	$8.90	$3.42	$6.44	$3.62	$3.97
Ending value (after expenses)	$966.40	$962.50	$962.70	$968.20	$964.90	$968.40	$967.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/23, use the following calculation method. To find the value of your investment on 5/1/23, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class I	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.35	$9.15	$9.15	$3.52	$6.61	$3.72	$4.08
Ending value (after expenses)	$1,019.91	$1,016.13	$1,016.13	$1,021.73	$1,018.65	$1,021.53	$1,021.17

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

Convertible Securities Fund 11

Comparative index definitions

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

ICE BofA U.S. Convertible Index is an unmanaged index of high-yield U.S. convertible securities.

Russell 2000® Index is an unmanaged index composed of approximately 2,000 of the smallest companies in the Russell 3000® Index as measured by their market capitalization.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, an LSEG company, is a third-party industry-ranking entity that ranks funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

12 Convertible Securities Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577. We will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2023, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam funds. As of October 31, 2023, Putnam employees had approximately $466,000,000 and the Trustees had approximately $64,000,000 invested in Putnam funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in May 2023. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2022 through December 2022. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2022. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Convertible Securities Fund 13

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

14 Convertible Securities Fund

Trustee approval of management contracts

Consideration of your fund’s new and interim management and sub-management contracts

At their meeting on June 23, 2023, the Board of Trustees of your fund, including all of the Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam mutual funds, closed-end funds and exchange-traded funds (collectively, the “funds”) (the “Independent Trustees”) approved, subject to approval by your fund’s shareholders, a new management contract with Putnam Investment Management (“Putnam Management”) and a new sub-management contract between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”) (collectively, the “New Management Contracts”). The Trustees considered the proposed New Management Contracts in connection with the planned acquisition of Putnam U.S. Holdings I, LLC (“Putnam Holdings”) by a subsidiary of Franklin Resources, Inc. (“Franklin Templeton”). The Trustees considered that, on May 31, 2023, Franklin Templeton and Great-West Lifeco Inc., the parent company of Putnam Holdings, announced that they had entered into a definitive agreement for a subsidiary of Franklin Templeton to acquire Putnam Holdings in a stock and cash transaction (the “Transaction”). The Trustees noted that Putnam Holdings was the parent company of Putnam Management and PIL. The Trustees were advised that the Transaction would result in a “change of control” of Putnam Management and PIL and would cause your fund’s current Management Contract with Putnam Management and Sub-Management Contract with PIL (collectively, the “Current Management Contracts”) to terminate in accordance with the 1940 Act. The Trustees considered that the New Management Contracts would take effect upon the closing of the Transaction, which was expected to occur in the fourth quarter of 2023.

In addition to the New Management Contracts, the Trustees also approved interim management and sub-management contracts with Putnam Management and PIL, respectively (the “Interim Management Contracts”), which would take effect in the event that for any reason shareholder approval of a New Management Contract was not received by the time of the Transaction closing. The Trustees considered that each Interim Management Contract that became effective would remain in effect until shareholders approved the proposed New Management Contract, or until 150 days elapse after the closing of the Transaction, whichever occurred first. The considerations and conclusions discussed in connection with the Trustees’ consideration of the New Management Contracts and the continuance of your fund’s Current Management Contracts also apply to the Trustees’ consideration of the Interim Management Contracts, supplemented by consideration of the terms, nature and reason for any Interim Management Contract.

The Independent Trustees met with their independent legal counsel, as defined in Rule 0 – 1(a)(6) under the 1940 Act (their “independent legal counsel”), and representatives of Putnam Management and its parent company, Power Corporation of Canada, to discuss the potential Transaction, including the timing and structure of the Transaction and its implications for Putnam Management and the funds, during their regular meeting on November 18, 2022, and the full Board of Trustees further discussed these matters with representatives of Putnam Management at its regular meeting on December 15, 2022. At a special meeting on December 20, 2022, the full Board of Trustees met with representatives of Putnam Management, Power Corporation of Canada and Franklin Templeton to further discuss the potential Transaction, including Franklin Templeton’s strategic plans for Putnam Management’s asset management business and the funds, potential sources of synergy between Franklin Templeton and Putnam Management, potential areas of partnership between Power Corporation of Canada and Franklin Templeton, Franklin Templeton’s distribution capabilities, Franklin Templeton’s existing service provider relationships and Franklin Templeton’s recent acquisitions of other asset management firms.

In order to assist the Independent Trustees in their consideration of the New Management Contracts and other anticipated impacts of the Transaction on the funds and their shareholders, independent legal counsel for the Independent Trustees furnished an initial information request to Franklin Templeton (the “Initial Franklin Request”). At a special meeting of the full Board of Trustees held on January 25, 2023, representatives of Franklin Templeton addressed the firm’s responses to the Initial Franklin Request. At the

Convertible Securities Fund 15

meeting, representatives of Franklin Templeton discussed, among other things, the business and financial condition of Franklin Templeton and its affiliates, Franklin Templeton’s U.S. registered fund operations, its recent acquisition history, Franklin Templeton’s intentions regarding the operation of Putnam Management and the funds following the completion of the potential Transaction and expected benefits to the funds and Putnam Management that might result from the Transaction.

The Board of Trustees actively monitored developments with respect to the potential Transaction throughout the period leading up to the public announcement of a final sale agreement on May 31, 2023. The Independent Trustees met to discuss these matters at their regular meetings on January 27, April 20 and May 19, 2023. The full Board of Trustees also discussed developments at their regular meeting on February 23, 2023. Following the public announcement of the Transaction on May 31, 2023, independent legal counsel for the Independent Trustees furnished a supplemental information request (the “Supplemental Franklin Request”) to Franklin Templeton. At the Board of Trustees’ regular in-person meeting held on June 22–23, 2023, representatives of Putnam Management and Power Corporation of Canada provided further information regarding, among other matters, the final terms of the Transaction and efforts undertaken to retain Putnam employees. The Contract Committee of the Board of Trustees also met on June 22, 2023 to discuss Franklin Templeton’s responses to the Supplemental Franklin Request. Mr. Reynolds, the only Trustee affiliated with Putnam Management, participated in portions of these meetings to provide the perspective of the Putnam organization, but did not otherwise participate in the deliberations of the Independent Trustees or the Contract Committee regarding the potential Transaction.

After the presentations and after reviewing the written materials provided, the Independent Trustees met at their in-person meeting on June 23, 2023 to consider the New Management Contracts for each fund, proposed to become effective upon the closing of the Transaction, and the filing of a preliminary proxy statement. At this meeting and throughout the process, the Independent Trustees also received advice from their independent legal counsel regarding their responsibilities in evaluating the potential Transaction and the New Management Contracts. The Independent Trustees reviewed the terms of the proposed New Management Contracts and the differences between the New Management Contracts and the Current Management Contracts. They noted that the terms of the proposed New Management Contracts were substantially identical to the Current Management Contracts, except for certain changes designed largely to address differences among various of the existing contracts, which had been developed and implemented at different times in the past.

In considering the approval of the proposed New Management Contracts, the Board of Trustees took into account a number of factors, including:1

(i) Franklin Templeton’s and Putnam Management’s belief that the Transaction would not adversely affect the funds or their shareholders and their belief that the Transaction was likely to result in certain benefits (described below) for the funds and their shareholders;

(ii) That Franklin Templeton did not intend to make any material change in Putnam Management’s senior investment professionals (other than certain changes related to reporting structure and organization of personnel discussed below), including the portfolio managers of the funds, or to the firm’s operating locations as a result of the Transaction;

(iii) That Franklin Templeton intended for Putnam Management’s equity investment professionals to continue to operate largely independently from Franklin Templeton, reporting to Franklin Templeton’s Head of Public Markets following the Transaction;

(iv) That, while Putnam Management’s organizational structure was not expected to change immediately following the Transaction, Franklin Templeton intended to revise Putnam Management’s reporting structure in order to include Putnam Management’s fixed income investment professionals in Franklin Templeton’s fixed income group and to include Putnam Management’s Global Asset Allocation (“GAA”) investment professionals in Franklin Templeton’s investment solutions group, with both Franklin Templeton groups reporting to Franklin Templeton’s Head of Public Markets;

1 All subsequent references to Putnam Management describing the Board of Trustees’ considerations should be deemed to include references to PIL as necessary or appropriate in the context.

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(v) Franklin Templeton’s expectation that there would not be any changes in the investment objectives, strategies or portfolio holdings of the funds as a result of the Transaction;

(vi) That neither Franklin Templeton nor Putnam Management had any current plans to propose changes to the funds’ existing management fees or expense limitations, or current plans to make changes to the funds’ existing distribution arrangements;

(vii) Franklin Templeton’s and Putnam Management’s representations that, following the Transaction, there was not expected to be any diminution in the nature, quality and extent of services provided to the funds and their shareholders by Putnam Management and PIL, including compliance and other non-advisory services;

(viii) That Franklin Templeton did not currently plan to change the branding of the funds or to change the lineup of funds in connection with the Transaction but would continue to evaluate how best to position the funds in the market;

(ix) The possible benefits accruing to the funds and their shareholders as a result of the Transaction, including:

a. That the scale of Franklin Templeton’s investment operations platform would increase the investment and operational resources available to the funds;

b. That the Putnam open-end funds would benefit from Franklin Templeton’s large retail and institutional global distribution capabilities and significant network of intermediary relationships, which may provide additional opportunities for the funds to increase assets and reduce expenses by spreading expenses over a larger asset base; and

c. Potential benefits to shareholders of the Putnam open-end funds that could result from the alignment of certain fund features and shareholder benefits with those of other funds sponsored by Franklin Templeton and its affiliates and access to a broader array of investment opportunities;

(x) The financial strength, reputation, experience and resources of Franklin Templeton and its investment advisory subsidiaries;

(xi) Franklin Templeton’s expectation that the Transaction would not impact the capabilities or responsibilities of Putnam Management’s Investment Division (other than any impact related to reporting structure changes for Putnam Management’s equity, fixed income and GAA investment groups and to including Putnam Management’s fixed income and GAA investment professionals in existing Franklin Templeton investment groups, as discussed above) and that any changes to the Investment Division over the longer term would be made in order to achieve perceived operational efficiencies or improvements to the portfolio management process;

(xii) Franklin Templeton’s commitment to maintaining competitive compensation arrangements to allow Putnam Management to continue to attract and retain highly qualified personnel and Putnam Management’s and Franklin Templeton’s efforts to retain personnel, including efforts implemented since the Transaction was announced;

(xiii) That the current senior management teams at Putnam Management and Power Corporation of Canada had indicated their strong support of the Transaction and that Putnam Management had recommended that the Board of Trustees approve the New Management Contracts; and

(xiv) Putnam Management’s and Great-West Lifeco Inc.’s commitment to bear all expenses incurred by the funds in connection with the Transaction, including all costs associated with the proxy solicitation in connection with seeking shareholder approval of the New Management Contracts.

Finally, in considering the proposed New Management Contracts, the Board of Trustees also took into account their concurrent deliberations and conclusions, as described below, in connection with their annual review of the funds’ Current Management Contracts and the approval of their continuance, effective July 1, 2023, and the extensive materials that they had reviewed in connection with that review process.

Based upon the foregoing considerations, on June 23, 2023, the Board of Trustees, including all of the Independent Trustees, unanimously approved the proposed New Management Contracts and determined to recommend their approval to the shareholders of the funds.

General conclusions — Current Management Contracts

The Board of Trustees oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of

Convertible Securities Fund 17

your fund’s management contract with Putnam Management and the sub-management contract with respect to your fund between Putnam Management and PIL. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees did not attempt to evaluate PIL as a separate entity.) The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board of Trustees’ independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2023, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board of Trustees’ independent staff and by independent legal counsel for the funds and the Independent Trustees.

At the Board of Trustees’ June 2023 meeting, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At that meeting, the Contract Committee also met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s Current Management Contracts, effective July 1, 2023, and the approval of your fund’s New Management Contracts and Interim Management Contracts, as discussed above.

The Independent Trustees’ approvals were based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam mutual funds and closed-end funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newer funds (including the exchange-traded funds) or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. The Trustees also took into account their concurrent deliberations and conclusions, and the materials that they had reviewed, in connection with their approval on June 23, 2023 of the Interim Management Contracts and the New Management Contracts, which had been proposed in light of the Transaction (which would cause the fund’s Current Management Contracts to terminate in accordance with applicable law or the terms of each contract).

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Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all funds, including fee levels and any breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two mutual funds and each of the exchange-traded funds have implemented so-called “all-in” or unitary management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees, Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2022. These expense limitations were: (i) a contractual expense limitation applicable to specified mutual funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified mutual funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2022. Putnam Management and PSERV have agreed to maintain these expense limitations until at least February 28, 2025. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have the mutual fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve your fund’s New Management Contracts and Interim Management Contracts and the continuance of your fund’s Current Management Contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2022. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2022 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds, as applicable. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to (as applicable) the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability in 2022 for each of the applicable agreements separately and for the agreements taken together on a

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combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for each of the funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees in connection with their annual contract review for the funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s manager-traded separately managed account programs. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the funds. The Trustees observed that the differences in fee rates between these clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for 1940 Act-registered funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, peer-relative and benchmark-relative Putnam fund performance was generally encouraging in 2022 against a backdrop of volatile equity and fixed income markets, driven by factors such as Russia’s invasion of Ukraine, increased tensions with China, disruptions in energy markets and broader supply chains, rising inflation and the significant tightening of monetary policy by the Board of Governors of the Federal Reserve in an effort to combat inflation. The Trustees further noted that, in the face of these numerous economic headwinds, corporate earnings and employment data had been generally robust throughout 2022. For the one-year period ended December 31, 2022, the Trustees noted that the Putnam funds, on an asset-weighted basis, ranked in the 41st percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, outperformed their benchmarks by 1.3% gross of fees over the one-year period. The Committee also noted that the funds’ aggregate performance over longer-term periods continued to be strong, with the funds, on an asset-weighted basis, ranking in the 34th, 27th and 22nd percentiles of their Lipper peers over the three-year, five-year and ten-year periods ended December 31, 2022, respectively. The Trustees further noted that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of the three-year, five-year and ten-year periods. The Trustees also considered the Morningstar Inc. ratings assigned to the funds and that 40 funds were rated four or five stars at the end of 2022, which represented an increase of 15 funds year-over-year. The Trustees also considered that seven funds were five-star rated at the end of 2022, which was a year-over-year decrease of two

20 Convertible Securities Fund

funds, and that 83% of the funds’ aggregate assets were in four- or five-star rated funds at year end.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes, as reported in the Barron’s/Lipper Fund Families survey (the “Survey”). The Trustees noted that the Survey ranks mutual fund companies based on their performance across a variety of asset types, and that The Putnam Fund complex had performed exceptionally well in 2022. In this regard, the Trustees considered that the funds had ranked 9th out of 49 fund companies, 3rd out of 49 fund companies and 2nd out of 47 fund companies for the one-year, five-year and ten-year periods, respectively. The Trustees also noted that The Putnam Fund complex had been the only fund family to rank in the top ten in all three time periods. They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2022 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and, where relevant, actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor the performance of those funds.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Convertible Securities Funds) for the one-year, three-year and five-year periods ended December 31, 2022 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	3rd
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2022, there were 78, 76 and 71 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing.

Brokerage and soft-dollar allocations; distribution and investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments made to Putnam Management’s affiliates by the mutual funds for distribution services and investor services. In conjunction with the review of your fund’s management

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and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the mutual funds to PSERV and PRM for such services were fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the mutual funds, and that they were of a quality at least equal to those provided by other providers.

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Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Putnam Convertible Securities Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Convertible Securities Fund (the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the four years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 12, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 12, 2023

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

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The fund’s portfolio 10/31/23

CONVERTIBLE BONDS AND NOTES (82.6%)*	Principal amount	Value
Aerospace and defense (1.2%)
Axon Enterprise, Inc. 144A cv. sr. unsec. notes 0.50%, 12/15/27	$6,190,000	$6,644,965
		6,644,965
Airlines (0.7%)
Southwest Airlines Co. cv. sr. unsec. notes 1.25%, 5/1/25	4,038,000	3,830,043
		3,830,043
Automotive (0.6%)
Rivian Automotive, Inc. 144A cv. sr. unsec. sub. notes 4.625%, 3/15/29	3,105,000	3,264,908
		3,264,908
Basic materials (0.5%)
MP Materials Corp. 144A cv. sr. unsec. notes 0.25%, 4/1/26	3,190,000	2,628,785
		2,628,785
Beverage (0.8%)
MGP Ingredients, Inc. company guaranty cv. sr. unsec. bonds 1.875%, 11/15/41	3,940,000	4,448,144
		4,448,144
Biotechnology (5.1%)
Alnylam Pharmaceuticals, Inc. cv. sr. unsec. unsub. notes 1.00%, 9/15/27	5,828,000	5,038,524
BioMarin Pharmaceutical, Inc. cv. sr. unsec. sub. notes 1.25%, 5/15/27	2,990,000	2,874,715
BridgeBio Pharma, Inc. cv. sr. unsec. notes 2.50%, 3/15/27	2,345,000	2,216,845
Cytokinetics, Inc. cv. sr. unsec. unsub. notes 3.50%, 7/1/27	2,260,000	2,072,420
Guardant Health, Inc. cv. sr. unsec. sub. notes zero %, 11/15/27	2,825,000	1,897,394
Halozyme Therapeutics, Inc. cv. sr. unsec. notes 1.00%, 8/15/28	1,982,000	1,729,295
Halozyme Therapeutics, Inc. cv. sr. unsec. notes 0.25%, 3/1/27	3,005,000	2,449,367
Innoviva, Inc. cv. sr. unsec. notes 2.50%, 8/15/25	3,850,000	3,726,800
Insmed, Inc. cv. sr. unsec. sub. notes 0.75%, 6/1/28	3,330,000	3,203,460
Sarepta Therapeutics, Inc. cv. sr. unsec. unsub. notes 1.25%, 9/15/27	3,058,000	2,604,122
		27,812,942
Broadcasting (1.3%)
Liberty Media Corp.-Liberty Formula One cv. sr. unsec. notes 2.25%, 8/15/27	6,865,000	6,880,253
		6,880,253
Cable television (3.6%)
Cable One, Inc. company guaranty cv. sr. unsec. notes 1.125%, 3/15/28	4,935,000	3,644,498
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	7,902,000	4,049,775
DISH Network Corp. cv. sr. unsec. notes zero %, 12/15/25	4,410,000	2,690,187
Liberty Broadband Corp. 144A cv. sr. unsec. notes 3.125%, 3/31/53	9,425,000	9,348,730
		19,733,190
Commercial and consumer services (4.6%)
Block, Inc. cv. sr. unsec. sub. notes 0.25%, 11/1/27	7,316,000	5,468,710
Booking Holdings, Inc. cv. sr. unsec. notes 0.75%, 5/1/25	5,470,000	8,335,529
Liberty TripAdvisor Holdings, Inc. 144A cv. sr. unsec. bonds 0.50%, 6/30/51	7,135,000	5,600,975
Shift4 Payments, Inc. cv. sr. unsec. sub. notes 0.50%, 8/1/27	7,100,000	5,544,632
		24,949,846

Convertible Securities Fund 25

CONVERTIBLE BONDS AND NOTES (82.6%)* cont.		Principal amount	Value
Computers (12.2%)
Akamai Technologies, Inc. cv. sr. unsec. notes 0.375%, 9/1/27		$10,586,000	$10,760,669
Altair Engineering, Inc. cv. sr. unsec. sub. notes 1.75%, 6/15/27		4,165,000	4,335,765
Bentley Systems, Inc. cv. sr. unsec. sub. notes 0.375%, 7/1/27		5,929,000	5,030,757
Box, Inc. cv. sr. unsec. notes zero %, 1/15/26		2,717,000	2,962,889
Cloudflare, Inc. cv. sr. unsec. notes zero %, 8/15/26		3,606,000	3,014,616
Confluent, Inc. cv. sr. unsec. unsub. notes zero %, 1/15/27		3,895,000	3,134,112
Datadog, Inc. cv. sr. unsec. notes 0.125%, 6/15/25		3,265,000	3,594,765
DigitalOcean Holdings, Inc. cv. sr. unsec. notes zero %, 12/1/26		3,916,000	2,929,271
Dropbox, Inc. cv. sr. unsec. sub. notes zero %, 3/1/28		6,060,000	5,601,713
Envestnet, Inc. 144A company guaranty cv. sr. unsec. notes 2.625%, 12/1/27		4,675,000	3,997,125
Lumentum Holdings, Inc. cv. sr. unsec. notes 0.50%, 12/15/26		3,760,000	3,064,474
Lumentum Holdings, Inc. 144A cv. sr. unsec. notes 1.50%, 12/15/29		1,820,000	1,506,960
MongoDB, Inc. cv. sr. unsec. notes 0.25%, 1/15/26		3,000,000	5,110,500
Seagate HDD Cayman 144A company guaranty cv. sr. unsec. notes 3.50%, 6/1/28 (Cayman Islands)		6,459,000	6,694,754
Zscaler, Inc. cv. sr. unsec. notes 0.125%, 7/1/25		3,455,000	4,208,190
			65,946,560
Consumer cyclicals (0.9%)
Patrick Industries, Inc. company guaranty cv. sr. unsec. notes 1.75%, 12/1/28		5,120,000	4,815,360
			4,815,360
Consumer finance (0.7%)
SoFi Technologies, Inc. 144A cv. sr. unsec. notes zero %, 10/15/26		5,044,210	3,795,768
			3,795,768
Consumer goods (0.4%)
Beauty Health Co. (The) 144A cv. sr. unsec. sub. notes 1.25%, 10/1/26		3,138,000	2,349,180
			2,349,180
Consumer services (7.8%)
Airbnb, Inc. cv. sr. unsec. sub. notes zero %, 3/15/26		5,257,000	4,544,677
Etsy, Inc. cv. sr. unsec. notes 0.25%, 6/15/28		11,430,000	8,418,195
Fiverr International, Ltd. cv. sr. unsec. notes zero %, 11/1/25 (Israel)		4,733,000	4,055,759
Match Group Financeco 3, Inc. 144A company guaranty cv. sr. unsec. notes 2.00%, 1/15/30		6,480,000	5,236,585
Uber Technologies, Inc. cv. sr. unsec. notes zero %, 12/15/25		3,321,000	3,018,046
Upwork, Inc. cv. sr. unsec. notes 0.25%, 8/15/26		3,715,000	3,038,870
Wayfair, Inc. cv. sr. unsec. notes 0.625%, 10/1/25		6,030,000	5,125,141
Wayfair, Inc. cv. sr. unsec. unsub. notes 3.25%, 9/15/27		4,250,000	4,069,375
Zillow Group, Inc. cv. sr. unsec. sub. notes 1.375%, 9/1/26		4,625,000	4,870,125
			42,376,773
Electric utilities (1.6%)
CMS Energy Corp. 144A cv. sr. unsec. notes 3.375%, 5/1/28		6,220,000	5,871,680
Southern Co. (The) 144A cv. sr. unsec. notes 3.875%, 12/15/25		2,615,000	2,565,315
			8,436,995
Electrical equipment (0.6%)
Prysmian SpA cv. sr. unsec. unsub. notes zero %, 2/2/26 (Italy)	EUR	3,000,000	3,248,401
			3,248,401

26 Convertible Securities Fund

CONVERTIBLE BONDS AND NOTES (82.6%)* cont.	Principal amount	Value
Electronics (3.4%)
Impinj, Inc. cv. sr. unsec. notes 1.125%, 5/15/27	$3,915,000	$3,606,636
ON Semiconductor Corp. cv. sr. unsec. notes zero %, 5/1/27	2,164,000	2,826,184
ON Semiconductor Corp. 144A company guaranty cv. sr. unsec. notes 0.50%, 3/1/29	8,299,000	7,261,625
Wolfspeed, Inc. 144A cv. sr. unsec. notes 1.875%, 12/1/29	7,515,000	4,471,425
		18,165,870
Energy (oil field) (0.3%)
Nabors Industries, Inc. 144A company guaranty cv. sr. unsec. unsub. notes 1.75%, 6/15/29	2,170,000	1,606,885
		1,606,885
Engineering and construction (0.8%)
Granite Construction, Inc. 144A cv. sr. unsec. notes 3.75%, 5/15/28	3,890,000	4,158,410
		4,158,410
Entertainment (4.4%)
IMAX Corp. cv. sr. unsec. unsub. notes 0.50%, 4/1/26 (Canada)	3,456,000	3,129,532
Live Nation Entertainment, Inc. 144A cv. sr. unsec. notes 3.125%, 1/15/29	8,032,000	8,064,128
NCL Corp., Ltd. company guaranty cv. sr. unsec. notes 5.375%, 8/1/25	1,769,000	1,870,718
NCL Corp., Ltd. company guaranty cv. sr. unsec. unsub. notes 2.50%, 2/15/27	3,620,000	2,896,000
Royal Caribbean Cruises, Ltd. cv. sr. unsec. unsub. notes 6.00%, 8/15/25	1,715,000	3,130,733
Vail Resorts, Inc. cv. sr. unsec. sub. notes zero %, 1/1/26	5,295,000	4,603,341
		23,694,452
Environmental (0.9%)
Tetra Tech, Inc. 144A cv. sr. unsec. notes 2.25%, 8/15/28	5,193,000	5,024,210
		5,024,210
Gaming and lottery (0.8%)
DraftKings, Inc. cv. sr. unsec. unsub. notes zero %, 3/15/28	6,192,000	4,600,656
		4,600,656
Health care services (0.7%)
Teladoc Health, Inc. cv. sr. unsec. sub. notes 1.25%, 6/1/27	4,570,000	3,548,605
		3,548,605
Homebuilding (0.4%)
Realogy Group, LLC/Realogy Co-Issuer Corp. company guaranty cv. sr. unsec. notes 0.25%, 6/15/26	2,837,000	2,103,213
		2,103,213
Lodging/Tourism (0.8%)
Carnival Corp. 144A company guaranty cv. sr. unsec. unsub. notes 5.75%, 12/1/27	3,480,000	4,119,936
		4,119,936
Machinery (0.9%)
Middleby Corp. (The) cv. sr. unsec. notes 1.00%, 9/1/25	4,661,000	4,828,796
		4,828,796
Manufacturing (0.9%)
John Bean Technologies Corp. cv. sr. unsec. notes 0.25%, 5/15/26	5,232,000	4,656,480
		4,656,480

Convertible Securities Fund 27

CONVERTIBLE BONDS AND NOTES (82.6%)* cont.	Principal amount	Value
Medical technology (5.8%)
China Medical Technologies, Inc. cv. sr. unsec. bonds Ser. CMT, 4.00%, 8/15/24 (China) (In default) † F	$3,213,000	$—
China Medical Technologies, Inc. 144A cv. sr. unsec. notes 6.25%, 12/15/23 (China) (In default) † F	3,544,000	—
CONMED Corp. cv. sr. unsec. notes 2.25%, 6/15/27	5,128,000	4,776,732
Exact Sciences Corp. cv. sr. unsec. sub. notes 0.375%, 3/1/28	11,440,000	9,452,390
Insulet Corp. cv. sr. unsec. notes 0.375%, 9/1/26	2,949,000	2,717,504
Integer Holdings Corp. 144A cv. sr. unsec. unsub. notes 2.125%, 2/15/28	3,590,000	3,937,359
Lantheus Holdings, Inc. 144A company guaranty cv. sr. unsec. unsub. notes 2.625%, 12/15/27	4,840,000	5,364,771
Shockwave Medical, Inc. 144A cv. sr. unsec. notes 1.00%, 8/15/28	2,999,000	2,897,034
TransMedics Group, Inc. 144A cv. sr. unsec. sub. notes 1.50%, 6/1/28	2,780,000	2,134,771
		31,280,561
Oil and gas (1.0%)
Northern Oil and Gas, Inc. cv. sr. unsec. notes 3.625%, 4/15/29	4,705,000	5,542,490
		5,542,490
Pharmaceuticals (4.2%)
Ascendis Pharma A/S cv. sr. unsec. notes 2.25%, 4/1/28 (Denmark)	3,349,000	2,951,306
Dexcom, Inc. 144A cv. sr. unsec. unsub. notes 0.375%, 5/15/28	14,025,000	12,327,975
Jazz Investments I, Ltd. company guaranty cv. sr. unsec. notes 2.00%, 6/15/26 (Ireland)	3,110,000	3,141,100
Mirum Pharmaceuticals, Inc. 144A cv. sr. unsec. sub. notes 4.00%, 5/1/29	1,940,000	2,256,463
Revance Therapeutics, Inc. cv. sr. unsec. notes 1.75%, 2/15/27	2,800,000	2,095,353
		22,772,197
Power producers (1.5%)
NRG Energy, Inc. company guaranty cv. sr. unsec. bonds 2.75%, 6/1/48	7,180,000	8,020,060
		8,020,060
Real estate (1.0%)
Welltower OP, LLC 144A company guaranty cv. sr. unsec. notes 2.75%, 5/15/28 R	5,505,000	5,642,625
		5,642,625
Restaurants (0.7%)
Shake Shack, Inc. cv. sr. unsec. notes zero %, 3/1/28	5,060,000	3,681,150
		3,681,150
Software (6.0%)
Bill.com Holdings, Inc. cv. sr. unsec. unsub. notes zero %, 4/1/27	3,095,000	2,460,525
Ceridian HCM Holding, Inc. cv. sr. unsec. notes 0.25%, 3/15/26	4,951,000	4,309,580
Everbridge, Inc. cv. sr. unsec. notes zero %, 3/15/26	3,366,000	2,827,440
HubSpot, Inc. cv. sr. unsec. notes 0.375%, 6/1/25	2,232,000	3,486,384
Okta, Inc. cv. sr. unsec. notes 0.375%, 6/15/26	7,216,000	6,187,720
Progress Software Corp. cv. sr. unsec. notes 1.00%, 4/15/26	4,850,000	4,903,350
Unity Software, Inc. cv. sr. unsec. notes zero %, 11/15/26	5,865,000	4,589,363
Workiva, Inc. 144A cv. sr. unsec. sub. notes 1.25%, 8/15/28	4,360,000	3,943,620
		32,707,982

28 Convertible Securities Fund

CONVERTIBLE BONDS AND NOTES (82.6%)* cont.	Principal amount	Value
Technology services (5.5%)
Palo Alto Networks, Inc. cv. sr. unsec. notes 0.375%, 6/1/25	$4,045,000	$9,877,890
Snap, Inc. cv. sr. unsec. notes zero %, 5/1/27	9,431,000	7,030,811
Spotify USA, Inc. company guaranty cv. sr. unsec. notes zero %, 3/15/26	5,115,000	4,375,883
TechTarget, Inc. cv. sr. unsec. unsub. notes zero %, 12/15/26	4,722,000	3,737,724
Tyler Technologies, Inc. cv. sr. unsec. sub. notes 0.25%, 3/15/26	5,215,000	4,949,152
		29,971,460
Telecommunications (—%)
Powerwave Technologies, Inc. cv. unsec. sub. notes 3.875%, 10/1/27 (In default) † F	5,121,000	512
		512
Total convertible bonds and notes (cost $502,823,291)		$447,288,663

CONVERTIBLE PREFERRED STOCKS (7.8%)*	Shares	Value
Banking (2.2%)
Bank of America Corp. Ser. L, 7.25% cv. pfd.	11,045	$11,663,520
		11,663,520
Electric utilities (1.9%)
AES Corp. (The) $6.875 cv. pfd.	58,460	3,530,984
NextEra Energy, Inc. $3.46 cv. pfd. S	187,150	7,025,611
		10,556,595
Investment banking/Brokerage (2.0%)
Apollo Global Management, Inc. $3.38 cv. pfd.	226,729	10,907,932
		10,907,932
Machinery (0.8%)
Chart Industries, Inc. $3.375 cv. pfd.	86,700	4,315,632
		4,315,632
Metals (0.9%)
RBC Bearings, Inc. $5.00 cv. pfd.	47,808	5,013,746
		5,013,746
Total convertible preferred stocks (cost $51,103,156)		$42,457,425

COMMON STOCKS (3.5%)*	Shares	Value
ATI, Inc. † S	45,115	$1,703,994
EQT Corp.	128,870	5,461,511
Exxon Mobil Corp.	74,485	7,884,237
GT Advanced Technologies, Inc. F	552	—
Livent Corp. †	77,350	1,128,537
NVIDIA Corp.	3,205	1,306,999
Palo Alto Networks, Inc. †	6,395	1,554,113
Total common stocks (cost $19,677,256)		$19,039,391

CORPORATE BONDS AND NOTES (1.5%)*	Principal amount	Value
Alteryx, Inc. 144A sr. unsec. unsub. notes 8.75%, 3/15/28	$1,680,000	$1,658,995
Cloud Software Group, Inc. 144A notes 9.00%, 9/30/29	1,925,000	1,636,250
McGraw-Hill Education, Inc. 144A sr. notes 5.75%, 8/1/28	1,945,000	1,639,246
Olympus Water US Holding Corp. 144A sr. notes 9.75%, 11/15/28	1,700,000	1,660,392
RingCentral, Inc. 144A sr. unsec. notes 8.50%, 8/15/30	1,846,000	1,753,700
Total corporate bonds and notes (cost $8,369,865)		$8,348,583

Convertible Securities Fund 29

SHORT-TERM INVESTMENTS (5.9%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 5.57% [d]	8,044,470	$8,044,470
Putnam Short Term Investment Fund Class P 5.59% L	23,919,703	23,919,703
Total short-term investments (cost $31,964,173)		$31,964,173

TOTAL INVESTMENTS
Total investments (cost $613,937,741)	$549,098,235

Key to holding’s abbreviations
EUR	Euro
USD/$	United States Dollar

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2022 through October 31, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $541,514,023.
†	This security is non-income-producing.
[d]	Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.

30 Convertible Securities Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$2,832,531	$—	$—
Energy	13,345,748	—	—
Technology	2,861,112	—	—
Total common stocks	19,039,391	—	—
Convertible bonds and notes	—	447,288,151	512
Convertible preferred stocks	17,933,543	24,523,882	—
Corporate bonds and notes	—	8,348,583	—
Short-term investments	—	31,964,173	—
Totals by level	$36,972,934	$512,124,789	$512

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Convertible Securities Fund 31

Statement of assets and liabilities 10/31/23

ASSETS
Investment in securities, at value, including $7,855,198 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $581,973,568)	$517,134,062
Affiliated issuers (identified cost $31,964,173) (Note 5)	31,964,173
Dividends, interest and other receivables	2,033,579
Receivable for shares of the fund sold	123,926
Prepaid assets	42,883
Total assets	551,298,623

LIABILITIES
Payable for shares of the fund repurchased	988,116
Payable for compensation of Manager (Note 2)	296,133
Payable for custodian fees (Note 2)	6,069
Payable for investor servicing fees (Note 2)	120,444
Payable for Trustee compensation and expenses (Note 2)	160,331
Payable for administrative services (Note 2)	987
Payable for distribution fees (Note 2)	80,791
Collateral on securities loaned, at value (Note 1)	8,044,470
Other accrued expenses	87,259
Total liabilities	9,784,600

Net assets	$541,514,023

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$615,297,133
Total distributable earnings (Note 1)	(73,783,110)
Total — Representing net assets applicable to capital shares outstanding	$541,514,023

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($331,832,006 divided by 15,962,428 shares)	$20.79
Offering price per class A share (100/94.25 of $20.79)*	$22.06
Net asset value and offering price per class B share ($314,379 divided by 15,734 shares)**	$19.98
Net asset value and offering price per class C share ($8,012,304 divided by 395,431 shares)**	$20.26
Net asset value and offering price per class I share ($17,062 divided by 819 shares)†	$20.82
Net asset value, offering price and redemption price per class R share
($2,251,541 divided by 109,129 shares)	$20.63
Net asset value, offering price and redemption price per class R6 share
($25,006,078 divided by 1,203,655 shares)	$20.78
Net asset value, offering price and redemption price per class Y share
($174,080,653 divided by 8,383,597 shares)	$20.76

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

†Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

32 Convertible Securities Fund

Statement of operations Year ended 10/31/23

INVESTMENT INCOME
Interest (including interest income of $1,128,187 from investments in affiliated issuers) (Note 5)	$9,413,172
Dividends (net of foreign tax of $317)	4,325,635
Securities lending (net of expenses) (Notes 1 and 5)	32,439
Total investment income	13,771,246

EXPENSES
Compensation of Manager (Note 2)	3,866,322
Investor servicing fees (Note 2)	741,666
Custodian fees (Note 2)	16,050
Trustee compensation and expenses (Note 2)	27,487
Distribution fees (Note 2)	1,042,206
Administrative services (Note 2)	19,953
Other	311,294
Total expenses	6,024,978
Expense reduction (Note 2)	(12,279)
Net expenses	6,012,699

Net investment income	7,758,547

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(10,535,969)
Foreign currency transactions (Note 1)	4,826
Total net realized loss	(10,531,143)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(5,678,935)
Total change in net unrealized depreciation	(5,678,935)

Net loss on investments	(16,210,078)

Net decrease in net assets resulting from operations	$(8,451,531)

The accompanying notes are an integral part of these financial statements.

Convertible Securities Fund 33

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 10/31/23	Year ended 10/31/22
Operations
Net investment income	$7,758,547	$5,804,441
Net realized gain (loss) on investments
and foreign currency transactions	(10,531,143)	5,850,113
Change in net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(5,678,935)	(214,597,267)
Net decrease in net assets resulting from operations	(8,451,531)	(202,942,713)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(4,892,252)	(2,553,213)
Class B	(3,466)	—
Class C	(54,995)	—
Class I	(295)	(175)
Class R	(27,200)	(8,701)
Class R6	(471,580)	(323,625)
Class Y	(3,330,594)	(2,478,126)
Net realized short-term gain on investments
Class A	—	(28,958,957)
Class B	—	(155,988)
Class C	—	(1,196,960)
Class I	—	(1,122)
Class R	—	(192,991)
Class R6	—	(2,362,632)
Class Y	—	(20,627,878)
From capital gain on investments
Net realized long-term gain on investments
Class A	(1,776,145)	(85,170,535)
Class B	(3,944)	(458,773)
Class C	(48,221)	(3,520,351)
Class I	(80)	(3,299)
Class R	(12,004)	(567,600)
Class R6	(139,412)	(6,948,684)
Class Y	(1,019,190)	(60,668,187)
Increase (decrease) from capital share transactions (Note 4)	(101,246,051)	34,007,954
Total decrease in net assets	(121,476,960)	(385,132,556)

NET ASSETS
Beginning of year	662,990,983	1,048,123,539
End of year	$541,514,023	$662,990,983

The accompanying notes are an integral part of these financial statements.

34 Convertible Securities Fund

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Convertible Securities Fund 35

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
October 31, 2023	$21.59	.25	(.67)	(.42)	(.28)	(.10)	(.38)	$20.79	(2.00)	$331,832	1.05	1.16	64
October 31, 2022	34.68	.15	(6.08)	(5.93)	(.14)	(7.02)	(7.16)	21.59	(20.93)	389,289	1.03	.63	37
October 31, 2021	30.49	.10	7.67	7.77	(.18)	(3.40)	(3.58)	34.68	26.41	570,217	1.01	.31	78
October 31, 2020	25.27	.25	6.84	7.09	(.37)	(1.50)	(1.87)	30.49	29.69	478,030	1.04	.93	98
October 31, 2019	25.23	.27	2.75	3.02	(.45)	(2.53)	(2.98)	25.27	14.11	394,780	1.05	1.08	60
Class B
October 31, 2023	$20.73	.08	(.64)	(.56)	(.09)	(.10)	(.19)	$19.98	(2.72)	$314	1.80	.39	64
October 31, 2022	33.65	(.04)	(5.86)	(5.90)	—	(7.02)	(7.02)	20.73	(21.56)	1,001	1.78	(.16)	37
October 31, 2021	29.74	(.14)	7.47	7.33	(.02)	(3.40)	(3.42)	33.65	25.49	3,287	1.76	(.42)	78
October 31, 2020	24.69	.05	6.67	6.72	(.17)	(1.50)	(1.67)	29.74	28.69	4,118	1.79	.19	98
October 31, 2019	24.70	.08	2.70	2.78	(.26)	(2.53)	(2.79)	24.69	13.29	4,244	1.80	.35	60
Class C
October 31, 2023	$21.05	.09	(.66)	(.57)	(.12)	(.10)	(.22)	$20.26	(2.76)	$8,012	1.80	.41	64
October 31, 2022	34.04	(.03)	(5.94)	(5.97)	—	(7.02)	(7.02)	21.05	(21.51)	10,648	1.78	(.14)	37
October 31, 2021	30.06	(.14)	7.55	7.41	(.03)	(3.40)	(3.43)	34.04	25.46	23,390	1.76	(.41)	78
October 31, 2020	24.93	.05	6.74	6.79	(.16)	(1.50)	(1.66)	30.06	28.73	30,926	1.79	.19	98
October 31, 2019	24.93	.08	2.72	2.80	(.27)	(2.53)	(2.80)	24.93	13.24	31,947	1.80	.34	60
Class I
October 31, 2023	$21.62	.34	(.68)	(.34)	(.36)	(.10)	(.46)	$20.82	(1.64)	$17.69		1.53	64
October 31, 2022	34.73	.24	(6.10)	(5.86)	(.23)	(7.02)	(7.25)	21.62	(20.66)	17.68		.99	37
October 31, 2021	30.52	.22	7.68	7.90	(.29)	(3.40)	(3.69)	34.73	26.87	22.67		.65	78
October 31, 2020	25.29	.35	6.84	7.19	(.46)	(1.50)	(1.96)	30.52	30.18	17.68		1.28	98
October 31, 2019	25.24	.36	2.76	3.12	(.54)	(2.53)	(3.07)	25.29	14.58	13.68		1.44	60
Class R
October 31, 2023	$21.43	.20	(.67)	(.47)	(.23)	(.10)	(.33)	$20.63	(2.25)	$2,252	1.30	.91	64
October 31, 2022	34.47	.09	(6.04)	(5.95)	(.07)	(7.02)	(7.09)	21.43	(21.13)	2,555	1.28	.38	37
October 31, 2021	30.33	.02	7.62	7.64	(.10)	(3.40)	(3.50)	34.47	26.08	3,989	1.26	.06	78
October 31, 2020	25.14	.18	6.80	6.98	(.29)	(1.50)	(1.79)	30.33	29.37	3,249	1.29	.69	98
October 31, 2019	25.11	.20	2.75	2.95	(.39)	(2.53)	(2.92)	25.14	13.84	3,343	1.30	.84	60
Class R6
October 31, 2023	$21.58	.32	(.66)	(.34)	(.36)	(.10)	(.46)	$20.78	(1.68)	$25,006.73		1.48	64
October 31, 2022	34.68	.22	(6.08)	(5.86)	(.22)	(7.02)	(7.24)	21.58	(20.69)	30,542.72		.95	37
October 31, 2021	30.48	.20	7.68	7.88	(.28)	(3.40)	(3.68)	34.68	26.82	21,126.71		.60	78
October 31, 2020	25.27	.33	6.83	7.16	(.45)	(1.50)	(1.95)	30.48	30.07	13,868.72		1.24	98
October 31, 2019	25.23	.34	2.77	3.11	(.54)	(2.53)	(3.07)	25.27	14.50	9,190.72		1.40	60

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36 Convertible Securities Fund	Convertible Securities Fund 37

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class Y
October 31, 2023	$21.57	.31	(.68)	(.37)	(.34)	(.10)	(.44)	$20.76	(1.80)	$174,081.80		1.41	64
October 31, 2022	34.66	.21	(6.07)	(5.86)	(.21)	(7.02)	(7.23)	21.57	(20.73)	228,939.78		.87	37
October 31, 2021	30.47	.19	7.66	7.85	(.26)	(3.40)	(3.66)	34.66	26.73	426,094.76		.56	78
October 31, 2020	25.26	.32	6.82	7.14	(.43)	(1.50)	(1.93)	30.47	30.00	356,432.79		1.18	98
October 31, 2019	25.22	.33	2.76	3.09	(.52)	(2.53)	(3.05)	25.26	14.42	285,817.80		1.33	60

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

The accompanying notes are an integral part of these financial statements.

38 Convertible Securities Fund	Convertible Securities Fund 39

Notes to financial statements 10/31/23

Unless otherwise noted, the “reporting period” represents the period from November 1, 2022 through October 31, 2023. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
Putnam Management	Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC
State Street	State Street Bank and Trust Company
JPMorgan	JPMorgan Chase Bank, N.A.
the SEC	the Securities and Exchange Commission
OTC	over-the-counter
PIL	Putnam Investments Limited, an affiliate of Putnam Management

Putnam Convertible Securities Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The objective of the fund is to seek, with equal emphasis, current income and capital appreciation. The fund’s secondary objective is conservation of capital. The fund invests mainly in convertible securities of U.S. companies. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in convertible securities. This policy may be changed only after 60 days’ notice to shareholders. Convertible securities combine the investment characteristics of bonds and common stocks. Convertible securities include bonds, preferred stocks and other instruments that can be converted into or exchanged for common stock or equivalent value. A significant portion of the convertible securities the fund buys are below-investment-grade (sometimes referred to as “junk bonds”). The convertible bonds the fund buys usually have intermediate-to long-term stated maturities (i.e., three years or longer), but often contain “put” features, which allow bondholders to sell the bond back to the company under specified circumstances, that result in shorter effective maturities. When deciding whether to buy or sell investments, Putnam Management may consider, among other factors: (i) a security’s structural features, such as its position in a company’s capital structure and “put” and “call” features (a company’s right to repurchase the security under specified circumstances is a “call” feature); (ii) credit and prepayment risks; and (iii) with respect to a company’s common stock underlying a convertible security, the stock’s valuation and the company’s financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 5.75%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class I§	None	None	None
Class R†	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

§ Intended for institutional and other investors who meet the $5,000,000 minimum investment and who are not purchasing through an intermediary.

40 Convertible Securities Fund

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted by a shareholder against or on behalf of the fund, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Convertible Securities Fund 41

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a–5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

42 Convertible Securities Fund

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, if any, is net of expenses and is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $8,044,470 and the value of securities loaned amounted to $7,855,198.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2023, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$1,894,426	$12,101,614	$13,996,040

Convertible Securities Fund 43

Distributions to shareholders Distributions to shareholders from net investment income, if any, are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from contingent payment debt income and from §305(c) deemed dividends. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $94,896 to increase undistributed net investment income, $635,131 to increase paid-in capital and $730,027 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$14,896,675
Unrealized depreciation	(81,550,158)
Net unrealized depreciation	(66,653,483)
Undistributed ordinary income	6,866,413
Capital loss carryforward	(13,996,040)
Cost for federal income tax purposes	$615,751,718

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.621% of the fund’s average net assets.

Putnam Management has contractually agreed, through February 28, 2025, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

PIL is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

44 Convertible Securities Fund

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class I shares paid a monthly fee based on the average net assets of class I shares at an annual rate of 0.01%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$455,185	Class R	3,092
Class B	701	Class R6	14,205
Class C	11,530	Class Y	256,951
Class I	2	Total	$741,666

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $12,279 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $505, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$929,604
Class B	1.00%	1.00%	5,744
Class C	1.00%	1.00%	94,231
Class R	1.00%	0.50%	12,627
Total			$1,042,206

Convertible Securities Fund 45

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $13,467 from the sale of class A shares and received no monies and $8 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$382,947,966	$483,054,585
U.S. government securities (Long-term)	—	—
Total	$382,947,966	$483,054,585

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 10/31/23		YEAR ENDED 10/31/22
Class A	Shares	Amount	Shares	Amount
Shares sold	495,451	$10,862,989	820,768	$20,703,924
Shares issued in connection with
reinvestment of distributions	286,143	6,230,163	4,120,404	109,731,345
	781,594	17,093,152	4,941,172	130,435,269
Shares repurchased	(2,851,328)	(62,128,347)	(3,349,057)	(82,141,354)
Net increase (decrease)	(2,069,734)	$(45,035,195)	1,592,115	$48,293,915

	YEAR ENDED 10/31/23		YEAR ENDED 10/31/22
Class B	Shares	Amount	Shares	Amount
Shares sold	25	$512	3,094	$78,752
Shares issued in connection with
reinvestment of distributions	332	6,899	19,567	502,884
	357	7,411	22,661	581,636
Shares repurchased	(32,911)	(690,988)	(72,053)	(1,751,203)
Net decrease	(32,554)	$(683,577)	(49,392)	$(1,169,567)

46 Convertible Securities Fund

	YEAR ENDED 10/31/23		YEAR ENDED 10/31/22
Class C	Shares	Amount	Shares	Amount
Shares sold	76,145	$1,633,206	112,168	$2,625,738
Shares issued in connection with
reinvestment of distributions	4,506	95,201	165,791	4,325,484
	80,651	1,728,407	277,959	6,951,222
Shares repurchased	(191,167)	(4,085,440)	(459,083)	(10,621,289)
Net decrease	(110,516)	$(2,357,033)	(181,124)	$(3,670,067)

	YEAR ENDED 10/31/23		YEAR ENDED 10/31/22
Class I	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with
reinvestment of distributions	17	375	173	4,595
	17	375	173	4,595
Shares repurchased	—	—	—	—
Net increase	17	$375	173	$4,595

	YEAR ENDED 10/31/23		YEAR ENDED 10/31/22
Class R	Shares	Amount	Shares	Amount
Shares sold	19,829	$427,827	18,566	$455,349
Shares issued in connection with
reinvestment of distributions	1,815	39,204	29,050	769,069
	21,644	467,031	47,616	1,224,418
Shares repurchased	(31,733)	(683,297)	(44,118)	(1,103,006)
Net increase (decrease)	(10,089)	$(216,266)	3,498	$121,412

	YEAR ENDED 10/31/23		YEAR ENDED 10/31/22
Class R6	Shares	Amount	Shares	Amount
Shares sold	139,391	$3,039,974	1,068,644	$32,147,422
Shares issued in connection with
reinvestment of distributions	13,845	301,447	174,957	4,647,279
	153,236	3,341,421	1,243,601	36,794,701
Shares repurchased	(365,115)	(7,933,719)	(437,253)	(10,254,907)
Net increase (decrease)	(211,879)	$(4,592,298)	806,348	$26,539,794

	YEAR ENDED 10/31/23		YEAR ENDED 10/31/22
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,870,608	$40,986,862	3,074,544	$78,241,232
Shares issued in connection with
reinvestment of distributions	169,287	3,683,298	2,716,898	72,199,683
	2,039,895	44,670,160	5,791,442	150,440,915
Shares repurchased	(4,272,311)	(93,032,217)	(7,468,643)	(186,553,043)
Net decrease	(2,232,416)	$(48,362,057)	(1,677,201)	$(36,112,128)

Convertible Securities Fund 47

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class I	819	100%	$17,062

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/22	cost	proceeds	income	of 10/31/23
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$10,129,089	$126,862,144	$128,946,763	$313,711	$8,044,470
Putnam Short Term
Investment Fund**	32,417,322	221,839,455	230,337,074	1,128,187	23,919,703
Total Short-term
investments	$42,546,411	$348,701,599	$359,283,837	$1,441,898	$31,964,173

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1).Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

48 Convertible Securities Fund

Note 7: Of special note

On May 31, 2023, Franklin Resources, Inc. (“Franklin Resources”) and Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), announced that they have entered into a definitive agreement for a subsidiary of Franklin Resources to acquire Putnam Holdings in a stock and cash transaction.

As part of this transaction, Putnam Management, a wholly-owned subsidiary of Putnam Holdings and investment manager to the Putnam family of funds (the “Putnam Funds”), would become an indirect wholly-owned subsidiary of Franklin Resources.

The transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is currently expected to be consummated in the fourth quarter of 2023 or early 2024.

Under the Investment Company Act of 1940, as amended, consummation of the transaction will result in the automatic termination of the investment management contract between each Putnam Fund and Putnam Management and any related sub-management and sub-advisory contracts, where applicable. In anticipation of this automatic termination, on June 23, 2023, the Board of Trustees of the Putnam Funds approved a new investment management contract between each Putnam Fund and Putnam Management (and new sub-management and sub-advisory contracts, if applicable).

On November 17, 2023, the fund’s shareholders approved the new investment management contract with Putnam Management and the new sub-management contract for the fund between Putnam Management and PIL, each to take effect upon the consummation of the transaction. The terms of the new investment management and sub-management contracts are substantially similar to those of the previous investment management and sub-management contracts, and the fee rates payable under the new investment management and sub-management contracts are the same as the fee rates under the previous investment management and sub-management contracts.

Convertible Securities Fund 49

Federal tax information (Unaudited)

The fund designated 41.11% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 42.23%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2024 will show the tax status of all distributions paid to your account in calendar 2023.

50 Convertible Securities Fund

Shareholder meeting results (Unaudited)

November 17, 2023 special meeting

At the meeting, which was an adjournment from a meeting on October 20, 2023, a new Management Contract for your fund with Putnam Investment Management, LLC was approved, as follows:

Votes for	Votes against	Abstentions/Votes withheld
13,326,846	358,997	631,796

At the meeting, which was an adjournment from a meeting on October 20, 2023, a new Sub-Management Contract for your fund between Putnam Investment Management, LLC and Putnam Investments Limited was approved, as follows:

Votes for	Votes against	Abstentions/Votes withheld
13,253,356	376,981	687,302

All tabulations are rounded to the nearest whole number.

Convertible Securities Fund 51

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann

Born 1955, Trustee since 2010, Vice Chair since 2022

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler

Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018

Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy

Born 1964, Trustee since 2022

Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Mortgage Capital Corporation.

Marie Pillai

Born 1954, Trustee since 2022

Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; Member of the Finance Council and Corporate Board of the Archdiocese of Saint Paul and Minneapolis; Director of Choice Bank, a private, community bank based in North Dakota; and previously a Board Member of Catholic Charities of St. Paul and Minneapolis; former Director of the Catholic Community Foundation of Minnesota; and former Investment Advisory Board Member of the University of Minnesota.

52 Convertible Securities Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of October 31, 2023, there were 89 mutual funds, 4 closed-end funds, and 12 exchange-traded funds in the Putnam funds complex. Each Trustee serves as Trustee of all funds in the Putnam funds complex.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Convertible Securities Fund 53

Officers
In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Michael J. Higgins (Born 1976)	Assistant Vice President, Assistant Clerk,
Vice President, Treasurer, and Clerk	and Assistant Treasurer
Since 2010	Since 2004

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Financial Officer, Principal
and Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Head of Fund Administration Services,
Richard T. Kircher (Born 1962)	Putnam Investments and Putnam Management
Vice President and BSA Compliance Officer
Since 2019	Stephen J. Tate (Born 1974)
Assistant Director, Operational Compliance, Putnam	Vice President and Chief Legal Officer
Investments and Putnam Retail Management	Since 2021
General Counsel, Putnam Investments,
Martin Lemaire (Born 1984)	Putnam Management, and Putnam Retail Management
Vice President and Derivatives Risk Manager
Since 2022	Mark C. Trenchard (Born 1962)
Risk Manager and Risk Analyst, Putnam Investments	Vice President
Since 2002
Susan G. Malloy (Born 1957)	Director of Operational Compliance, Putnam
Vice President and Assistant Treasurer	Investments and Putnam Retail Management
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

54 Convertible Securities Fund

Fund information

Founded over 85 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, and asset allocation categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President and	Assistant Clerk, and
and Trust Company	Chief Compliance Officer	Assistant Treasurer

Legal Counsel	Michael J. Higgins	Janet C. Smith
Ropes & Gray LLP	Vice President, Treasurer,	Vice President,
	and Clerk	Principal Financial Officer,
Independent Registered		Principal Accounting Officer,
Public Accounting Firm	Jonathan S. Horwitz	and Assistant Treasurer
PricewaterhouseCoopers LLP	Executive Vice President,
	Principal Executive Officer,	Stephen J. Tate
	and Compliance Liaison	Vice President and
Chief Legal Officer

Mark C. Trenchard
Vice President

This report is for the information of shareholders of Putnam Convertible Securities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

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Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In January 2023, the Code of Ethics of Putnam Investments and Code of Ethics of Putnam Funds were amended. The key changes to the Putnam Investments Code of Ethics are as follows: (i) Prohibition on investments in a single stock ETFs and (ii) Revision to the 7-day blackout rule for Analysts. The key change to the Putnam Funds Code of Ethics was that the provisions of the Code of Ethics for employees of PanAgora Asset Management, inc. and any of its subsidiaries are excluded from the Putnam Funds’ Code of Ethics.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Ms. Murphy and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2023	$44,356	$ —	$8,318	$ —
October 31, 2022	$66,566	$ —	$8,075	$ —

For the fiscal years ended October 31, 2023 and October 31, 2022, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $228,950 and $306,358 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2023	$ —	$220,632	$ —	$ —
October 31, 2022	$ —	$298,283	$ —	$ —

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Recovery of Erroneously Awarded Compensation.

(a) No

(b) No

Item 14. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not Applicable

(a)(3) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Convertible Securities Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 27, 2023